EX-99.B-77Q1(a) (d)

                           TARGET/UNITED FUNDS, INC.

SUB-ITEM 77Q1       Exhibits

(a) and (d)
                    Articles Supplementary filed by EDGAR on April 27, 2000, as Exhibit EX-99.B(a)tgtsupp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (incorporated by reference herein).